Exhibit 99.1

Coeptis Therapeutics Unveils New Technology Division: Coeptis Technologies

Coeptis Technologies Signs Binding Letter of Intent to Acquire Key Assets from a Risk Mitigation Software Company with 10,000 customers in over 100 countries, Expanding into the Booming Data Security Sector following the upcoming acquisition of NexGenAI Affiliates Network

WEXFORD, PA., December 12, 2024
Coeptis Therapeutics Holdings, Inc. (Nasdaq: COEP) (the "Company" or "Coeptis"), a biopharmaceutical company focused on pioneering cell therapy platforms for cancer, autoimmune, and infectious diseases, is excited to announce the official launch of Coeptis Technologies, a new division aimed at diversifying and enhancing the company's growth potential. This strategic move underscores Coeptis' commitment to maximizing shareholder value and capitalizing on high-growth opportunities across different sectors.

In line with this initiative, Coeptis Technologies has signed a binding Letter of Intent (LOI) with a Risk Mitigation Software Company who is a leading company in the data security software industry with over 10,000 customers in over 100 countries. This LOI outlines the acquisition of significant technology assets, representing a key step in broadening our operational scope and entering the burgeoning data security market.

The acquisition will involve the transfer of their proprietary technologies, including its Data Placement Manager and Sensitive Content Manager solutions, to Coeptis' newly established technology subsidiary. This development not only positions Coeptis as a formidable player in the data security field but also signals our dedication to innovation and long-term value creation for our shareholders. The transaction is anticipated to close upon the finalization of definitive agreements. The current President and CEO of the Risk Mitigation Software Company, will join Coeptis management team to lead this new technology division, ensuring that Coeptis leadership remains focused on both our biotechnology assets and the expansion into technology without distraction. This strategic move underscores Coeptis' commitment to maximizing shareholder value and capitalizing on high-growth opportunities across different sectors.

Dave Mehalick, President and CEO of Coeptis Therapeutics, commented, “We are embarking on an exciting journey of expansion that will not only enhance our presence in the biopharmaceutical sector but also venture into the high-growth technology sector. By establishing Coeptis Technologies, we are strategically positioning ourselves to leverage the unique opportunities present in these two dynamic industries. Our commitment to deliver unprecedented value to our shareholders is stronger than ever as we pursue innovative solutions that address the evolving needs of the market.”

Dave Mehalick continued, “This acquisition represents a significant milestone in Coeptis’ strategic evolution. By integrating the high-value technology assets of this new acquisition, we are obtaining well-established, revenue-generating assets that will enable us to position ourselves for long-term growth in the rapidly expanding data security industry. The acquisition will keep our new technology team very busy in the coming months as they bring over 10,000 customers in over 100 countries to Coeptis Technologies and they provide a modern approach to data governance and security by identifying and protecting all sensitive data regardless of location, platform, or format. Their framework helps customers prioritize risk, identify security gaps, and implement effective data protection and privacy management strategies. The addition of these innovative data security solutions will not only diversify our portfolio but also allow us to explore new markets. We are particularly thrilled to welcome its CEO to our leadership team, as his expertise will be pivotal in maximizing the value of these assets and driving our next phase of growth, which aligns with our recently announced upcoming acquisition of NexGenAI Affiliates Network. More information on this acquisition will be announced in the coming weeks.”

Dave Mehalick also commented on the NexGenAI acquisition, stating, “We are excited to integrate NexGenAI Affiliates Network and its groundbreaking AI and RPA-driven tools into our new technology division. This integration is poised to enhance the performance of both our biotechnology and technology sectors. In highly competitive industries such as biotech, pharma, and MLM, where regulatory challenges are complex, having advanced tools to optimize marketing, streamline operations, and drive measurable results is not just beneficial—it’s essential for our success.

The asset acquisition of the Risk Mitigation Software Company is subject to customary closing conditions, including the execution of definitive agreements and requisite approvals by both parties. Coeptis anticipates completing this transaction in early 2025.

This strategic expansion into Coeptis Technologies comes at a pivotal time when the technology sector continues to experience rapid growth, with many of the market's top-performing stocks being technology-driven. By leveraging the innovative AI and RPA-driven tools from NexGenAI and the transformative data security technologies from the upcoming acquisition, Coeptis is not only diversifying its capabilities but is also positioning itself to thrive in one of the most dynamic and lucrative industries.

About Coeptis Therapeutics Holdings, Inc.:

Coeptis Therapeutics Holdings, Inc., together with its subsidiaries including Coeptis Therapeutics, Inc. and Coeptis Pharmaceuticals, Inc., (collectively "Coeptis"), is a biopharmaceutical company developing innovative cell therapy platforms for cancer, autoimmune, and infectious diseases that have the potential to disrupt conventional treatment paradigms and improve patient outcomes. Coeptis' product portfolio is highlighted by assets licensed from Deverra Therapeutics, including an allogeneic cellular immunotherapy platform and DVX201, a clinical-stage, unmodified natural killer cell therapy technology. Additionally, Coeptis is developing a universal, multi-antigen CAR T technology licensed from the University of Pittsburgh (SNAP-CAR), and the GEAR cell therapy and companion diagnostic platforms in collaboration with VyGen-Bio and leading medical researchers at the Karolinska Institute. The Company is headquartered in Wexford, PA. For more information on Coeptis visit [https://coeptistx.com/](https://coeptistx.com/).

About NexGenAI:

NexGenAI Holding Group Inc., along with its majority-owned subsidiary NexGenAI Solutions Group, Inc., has developed a proprietary suite of advanced tools that power the NexGenAI Affiliates Network platform. These tools, featuring AI-driven marketing software and robotic process automation capabilities, are designed to optimize campaigns, streamline operations, and provide actionable, data-driven insights. NexGenAI's platform provides cutting-edge AI-driven solutions that revolutionize business operations across various sectors. By leveraging artificial intelligence, NexGenAI empowers companies to automate processes, optimize efficiency, and drive sustainable growth. For more information on NexGenAI, visit [nexgenai.io](nexgenai.io).

Cautionary Note Regarding Forward-Looking Statements

This press release and statements of our management made in connection therewith contain or may contain "forward-looking statements" (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events or performance, and underlying assumptions, and other statements that are other than statements of historical facts. When we use words such as "may," "will," "intend," "should," "believe," "expect," "anticipate," "project," "estimate" or similar expressions that do not relate solely to historical matters, we are making forward-looking statements. Forward-looking statements are not a guarantee of future performance and involve significant risks and uncertainties that may cause the actual results to differ materially and perhaps substantially from our expectations discussed in the forward-looking statements. Factors that may cause such differences include but are not limited to: (1) the inability to maintain the listing of the Company's securities on the Nasdaq Capital Market; (2) the risk that the integration of the Deverra licensed assets will disrupt current plans and operations of the Company; (3) the inability to recognize the anticipated benefits of the newly-licensed assets, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (4) the risks that the Company's products in development or the newly-licensed assets fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable regulatory authorities; (5) costs related to integrating the newly-licensed Deverra assets and pursuing the contemplated asset development paths; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and (8) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission (the "SEC"). The foregoing list of factors is not exclusive. All forward-looking statements are subject to significant uncertainties and risks including, but not limited, to those risks contained or to be contained in reports and other filings filed by the Company with the SEC. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company's filings made or to be made with the SEC, which are available for review at www.sec.gov. We undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof unless required by applicable laws, regulations, or rules.

Contacts

For Coeptis Therapeutics, Inc.:

IR@coeptistx.com

800-478-8070

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